                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 22, 2000



                               QUOKKA SPORTS, INC.
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



                000-26311                        94-3250045
        (Commission File Number)     (I.R.S. Employer Identification No.)



            525 Brannan Street, Ground Floor, San Francisco, CA 94107
                    (Address of Principal Executive Offices)



                                 (415) 908-3800
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5. OTHER EVENTS

        On June 21, 2000, Quokka Sports, Inc. (the "Company") approved the issuance of a warrant to National Broadcasting Company, Inc. ("NBC") for the purchase of 10 million shares of the Company's common stock, par value $0.0001 per share ("Common Stock"), (the "Warrant"). The Warrant was issued pursuant to the terms of a Warrant Issuance Agreement dated as of August 22, 2000 by and between the Company and NBC (the "Warrant Issuance Agreement") and for cash consideration of $500,000. Under the terms of the Warrant, NBC may exercise up to one-third of the total number of shares represented by the Warrant on or after June 21, 2001 at an initial exercise price of $8.89 per share, with another one-third of the total number of shares exercisable on or after June 21, 2002 at an initial exercise price of $13.34 per share and the remaining number of shares exercisable on or after June 21, 2003 at an initial exercise price of $20.00 per share. The Warrant expires on December 31, 2004. The number of shares of Common Stock represented by the Warrant and the initial exercise prices may be adjusted pursuant to the terms contained in the Warrant.

        The foregoing description of the Warrant Issuance Agreement and the Warrant is qualified in its entirety by reference to the Warrant Issuance Agreement, the Warrant and the press release of the Company dated August 22, 2000, entitled "Quokka Sports Announces Expanded Strategic Relationship with NBC," copies of which are filed herewith as Exhibits 4.1, 4.2 and 99.1, respectively, and each of such Exhibits hereby is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

Exhibit
Number         Description
------         -----------
 4.1*          Warrant Issuance Agreement dated as of August 22, 2000 by and between Quokka
               Sports, Inc. and National Broadcasting Company, Inc.

 4.2           Warrant dated August 22, 2000 issued to National Broadcasting Company, Inc.

99.1           Press Release titled "Quokka Sports Announces Expanded Strategic Relationship
               with NBC" dated August 22, 2000

-------------------------------

* Exhibit A to the Warrant Issuance Agreement is filed as an exhibit to the Current Report on Form 8-K filed on April 14, 2000.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       QUOKKA SPORTS, INC.

                                   By: /s/ Alan Ramadan
                                       ------------------------------------
                                       Alan Ramadan
                                       President and Chief Executive Officer

Dated: August 31, 2000

                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------
 4.1*          Warrant Issuance Agreement dated as of August 22, 2000 by and between Quokka
               Sports, Inc. and National Broadcasting Company, Inc.

 4.2           Warrant dated August 22, 2000 issued to National Broadcasting Company, Inc.

99.1           Press Release titled "Quokka Sports Announces Expanded Strategic Relationship
               with NBC" dated August 22, 2000

-------------------------------

* Exhibit A to the Warrant Issuance Agreement is filed as an exhibit to the Current Report on Form 8-K filed on April 14, 2000.